VANGUARD/
PRIMECAP
FUND

Annual Report
December  31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                   Portfolio
                                    Profile
                                       8

                                  Performance
                                    Summary
                                       10

                                   Financial
                                   Statements
                                       11

                                   Report Of
                                  Independent
                                  Accountants
                                       17

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
JOHN C. BOGLE

[PHOTO]
JOHN J. BRENNAN

FELLOW SHAREHOLDER,

       During a year when the stock market continued its rapid ascent, Vanguard/PRIMECAP Fund provided a solid absolute return, ending its fiscal year on December 31, 1996, with an +18.3% advance. On a relative basis, however, our return failed to keep pace with those of our comparative benchmarks.

     The following table compares the Fund's twelve-month total return (capital change plus reinvested dividends) with that of the unmanaged Standard & Poor's 500 Composite Stock Price Index--dominated by large, blue chip stocks--and the average growth mutual fund. Our Fund's return is based on an increase in net asset value from $26.23 per share on December 31, 1995, to $30.08 per share on December 31, 1996, with the latter figure adjusted for a dividend of $0.20 per share paid from net investment income and distributions totaling $0.73 per share paid from net realized capital gains.

-----------------------------------------
                          TOTAL RETURN
                           YEAR ENDED
                        DECEMBER 31, 1996
-----------------------------------------
Vanguard/PRIMECAP Fund         +18.3%
-----------------------------------------
Average Growth Fund            +19.2%
-----------------------------------------
S&P 500 Index                  +23.0%
-----------------------------------------

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished during 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by about -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks turned in strong performances. While returns on these two groups are quite similar over long periods, they often diverge over shorter periods. In 1996, the S&P/BARRA Growth Index earned a return of +24.0%, not far ahead of the S&P/BARRA Value Index, which provided a return of +22.0%.

     The performance of the market's sectors varied widely, however. By far, our heaviest sector "bet" was in the market-leading technology sector, in which we held an average weighting during 1996 nearly four times that of the S&P 500 Index (41% of Fund assets versus 11% of the Index). Yet being in the "right" sector was no guarantor of success in 1996, because the lion's share of that sector's +43% return came from only a handful of the biggest technology companies. In fact, the three largest tech stocks (Intel, Microsoft, and IBM) provided an astounding +94% average return versus a return of +5% for the technology sector of the Russell 2000 Index of small-cap stocks.

     This large-cap bias extended to many other market sectors, to the detriment of most diversified growth funds, including ours. PRIMECAP's typical holding has a market capitalization of about $5 billion versus a median market cap of about $25 billion for the S&P 500 Index.

    Our performance was also hurt by our emphasis on the transportation sector, in which we held about 15% of assets (versus 1.5% for the Index). After a strong start during the first half of 1996, the sector faltered as airline stocks stalled. On the positive side, our performance was buoyed by our lack of representation in the market-lagging utilities sector and by our low relative weighting--and fine stock selection--in the companies constituting the consumer-cyclical sector.

    Like most other equity mutual funds, PRIMECAP holds cash reserves to provide liquidity; during 1996, our performance relative to the Index was impeded by our 7% cash position. Clearly, even a modest cash reserve on the sidelines of the stock market was a negative factor during a year when the market staged a +23% advance.

    As you know, we made a decision in 1996 to reopen PRIMECAP to new investors as of October 31. We had closed the Fund in March 1995 after remarkable technology-driven returns brought a torrent of cash into PRIMECAP. At the time, we believed that some of these purchases came from investors seeking "hot" performance over the short term. Our concern was that these short-term "speculators" would threaten the interests of our long-term shareholders. Our decision to reopen the Fund reflected our belief that the frenzy surrounding the Fund had abated, that capital flows would be manageable, and that the potential detriment to our shareholders had diminished. So far, our judgment has been confirmed; since the Fund's reopening, cash flows have remained at manageable levels.

LONG-TERM PERFORMANCE OVERVIEW

As shown in the table below, PRIMECAP continues to hold a long-term performance advantage over the average growth fund. However, our Fund's return during the past decade fell short of the S&P 500 Index, a very tough competitive standard. For PRIMECAP shareholders, our annual performance margin has resulted in a significant monetary advantage over the average growth mutual fund. A $10,000 investment in PRIMECAP a decade ago would have grown to $40,508 by the end of 1996; the same sum invested in the average growth fund would have grown to $33,837. The difference of $6,671 is equal to fully two-thirds of the initial investment.

------------------------------------------------------
                                TOTAL RETURN
                      10 YEARS ENDED DECEMBER 31, 1996
                      --------------------------------
                          AVERAGE    FINAL VALUE OF
                           ANNUAL       A $10,000
                            RATE   INITIAL INVESTMENT
------------------------------------------------------
Vanguard/PRIMECAP Fund    +15.0%        $40,508
------------------------------------------------------
Average Growth Fund       +13.0%        $33,837
------------------------------------------------------
S&P 500 Index             +15.3%        $41,491
------------------------------------------------------

     That said, our performance during the past decade did not better that of the S&P 500 Index. Exceeding the returns of this broad-based benchmark is our goal, of course, but we should acknowledge that doing so is a tall order--not just for PRIMECAP Fund, but for all mutual funds. The reason is that the Index is a theoretical construct that bears none of the administrative, operating, and investment management expenses that all mutual funds incur. Additionally, the Index does not hold cash, a significant edge when stock prices are rising, as they were for most of the past decade.

     We should emphasize that future returns from the stock market may be lower than those of the past decade, which by historical standards was an unusually bountiful era for stocks. Indeed, with stock prices at high levels based on several valuation measures, there is ample reason to expect returns to be lower in the coming decade.

     In addition to the risk that the stock market will someday take back some of the gains it has provided during recent years, PRIMECAP carries the risk that comes with investing a relatively high proportion of its assets in its ten largest holdings. Our Fund's top-ten holdings make up about 36% of its total assets; our position in the technology sector (43% of equities at the end of 1996) also reflects a substantial commitment. These concentrations will cause the Fund's returns to diverge from those of the market and its peers; making these divergences positive is what active portfolio management is all about.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few, relatively brief setbacks--for nearly 15 years, essentially the entire lifespan of Vanguard/PRIMECAP Fund.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of the financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.

/s/ JOHN C BOGLE                                           /s/ JOHN J. BRENNAN

Chairman of the Board                                      President

January 13, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

-------------------------------------------------------------------
                                       AVERAGE ANNUALIZED RETURNS
                                    PERIODS ENDED DECEMBER 31, 1996
                                    -------------------------------
                                       1 YEAR  3 YEARS    5 YEARS
-------------------------------------------------------------------
Equity
   S&P 500 Index                       23.0%     19.7%      15.2%
   Russell 2000 Index                  16.5      13.7       15.6
   MSCI-EAFE Index                      6.4       8.6        8.5
-------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index          3.6%      6.0%       7.0%
   Lehman 10-Year Municipal
     Bond Index                         4.5       5.3        7.5
   Salomon 90-Day U.S. Treasury Bills   5.3       5.1        4.4
-------------------------------------------------------------------
Other
   Consumer Price Index                 3.3%      2.8%       2.8%
-------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

     During 1996, Vanguard/PRIMECAP Fund's total return of 18.3% lagged the 23.0% recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index and the 19.2% achieved by the average growth mutual fund.

     It was an especially rewarding year for those who held primarily large-capitalization blue chips: The Dow Jones Industrial Average returned nearly 29%. In the broader market, performance was similarly concentrated in the stocks of companies that are either household names or widely regarded as dominant in their industries. These were safe stocks that could dependably meet earnings estimates. For advisers like PRIMECAP Management--who tend to stray from the beaten path looking for opportunities in less-recognized stocks, or at least those that have a blemish or two and are less loved by Wall Street--it was a challenging year. For details about the Fund's performance, please refer to the Message To Shareholders, which begins on page 1.

     The Fund maintained its substantial commitment to technology stocks during 1996, with approximately 40% of the portfolio deployed in the sector. This proved to be a good allocation, as technology was the best-performing sector in the market. However, the sector's gains were substantially concentrated among a handful of the largest-capitalization stocks--Intel, Microsoft, Cisco, and IBM. Concluding that these companies enjoyed sustainable competitive advantage and pricing power and would meet earnings expectations, investors enthusiastically bid them up an average of 88% in 1996. Considering that these four stocks have an aggregate market capitalization exceeding $300 billion, their performance dramatically and disproportionately influenced the technology sector's return of 43%. By contrast, the average science and technology mutual fund provided a return of 19%.

     The Fund's exposure to the "big four" technology stocks was in Intel, our largest holding. Its 130% gain contributed meaningfully to our results. However, we are unlikely to focus our attention on companies that are universally regarded as dominant or safe. We often find that these stocks in fact harbor the greatest risk simply because the perception of risk is so low. We are more attracted to companies whose current stories are not crystal-clear, but whose potential is. We like companies whose current earnings may be unpredictable, even disappointing, but whose future earnings power may be great. We search for companies not necessarily characterized as dominant, but which often are industry leaders with differentiated products that afford them some degree of pricing power.

     The Fund's technology holdings include many names fitting these criteria. Ericsson and Motorola are undisputed leaders in wireless communications equipment. Hewlett-Packard is the premier provider of printers and open-system computers. Electronic Arts is the leading independent developer of entertainment software. AMP is the largest connector company in the world. Evans & Sutherland supplies more visual systems for pilot-training simulators than any other company in the world. LSI Logic is the largest domestic supplier of

         INVESTMENT PHILOSOPHY

         The Fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the "fundamental value" of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.

custom logic solutions to manufacturers of electronic products. Adobe Systems develops software that is the de facto standard among professionals developing graphically rich content in print or electronic media. Octel is the leading vendor of voice-mail and messaging systems. Texas Instruments enjoys clear global leadership in digital signal processors and is the largest domestic manufacturer of DRAM chips. Tandem Computers and Stratus Computer are the leading manufacturers of fault-tolerant computers.

     Many of these stocks performed well in 1996. Several, however, performed poorly. The companies experienced earnings shortfalls, and the stocks were punished. The market was unforgiving when companies missed earnings targets. Our perspective is different from that of the market. We have tremendous patience for stocks with uncertain or even turbulent short-term prospects when the long-term outlook justifies the wait. We like our technology selections. As we have attempted to convey, our selections are market leaders in exciting businesses. In time, we expect the market to award them higher valuations.

     The performance of our transportation stocks (9.9% return for the year) was disappointing. In the first half of the year, these stocks gained 16%. Fundamentals, particularly among the airlines, looked promising. At many of the major carriers, traffic, load factors, and yields were increasing concurrent with flat-to-declining capacity and aggressive efforts to contain costs. Many airlines were reporting record earnings and cash flow. However, a confluence of events in the third quarter caused airline stocks to decline. Of greatest impact was the TWA Flight 800 tragedy. The suspicion of terrorist involvement and the industry's potential vulnerability to such activities alarmed investors. Second, the reinstatement of the excise tax on airline tickets caused analysts to lower earnings estimates. Finally, oil prices rose significantly. All of these issues are serious. However, our view of the industry dynamics is unchanged. The reinstatement of the excise tax is a one-time event. The price of oil is a cost of doing business, like the price of steel for automakers; raw-material prices will always fluctuate. Repercussions from the TWA tragedy will wane with time, a process that has already begun. Fundamentally, we perceive our airline holdings as exceptionally attractive. Traffic is growing, and capacity is tight. Load factors and yields continue to improve. Earnings and cash flow are at record levels and increasing. Barriers to entry are emerging, and consumers are distinguishing between high-quality carriers and no-frills operators. Finally, the valuations are compelling.

     We look forward with confidence. Our portfolio contains many companies with leadership positions in vibrant markets. Many are not household names. Others are not considered safe because they have recently experienced an earnings shortfall. For these reasons they suffered in 1996. However, as they begin realizing their exciting potential, we expect market perception and valuation to follow accordingly.

Howard B. Schow, Portfolio Manager
Theo A. Kolokotrones, Portfolio Manager
Joel P. Fried, Assistant Portfolio Manager
PRIMECAP Management Company

January 10, 1997

PORTFOLIO PROFILE: PRIMECAP FUND
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                        PRIMECAP  S&P 500
-----------------------------------------
Number of Stocks              98      500
Median Market Cap          $5.4B   $24.5B
Price/Earnings Ratio       21.2x    19.6x
Price/Book Ratio            2.9x     3.4x
Yield                       0.5%     2.0%
Return on Equity           14.4%    19.6%
Earnings Growth Rate       22.0%    13.5%
Foreign Holdings            8.4%     3.7%
Turnover Rate                10%       --
Expense Ratio              0.59%       --
Cash Reserves               6.7%       --


VOLATILITY MEASURES
-----------------------------------------
                        PRIMECAP  S&P 500
-----------------------------------------
R-Squared                   0.66     1.00
Beta                        1.02     1.00

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Intel Corp.                            6.0%
Federal Express Corp.                  4.4
Texas Instruments, Inc.                4.4
AMR Corp.                              3.9
Guidant Corp.                          3.5
Delta Air Lines, Inc.                  3.4
L.M. Ericsson Telephone Co.            3.4
Motorola, Inc.                         2.5
American International Group, Inc.     2.4
Tandem Computers, Inc.                 2.3
--------------------------------------------
Top Ten                               36.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------------------
                                                          DECEMBER 31, 1995     DECEMBER 31, 1996
                                                          -------------------------------------------
                                                               PRIMECAP     PRIMECAP          S&P 500
                                                          -------------------------------------------
Basic Materials   . . . . . . . . . . .                           4.2%          4.1%            6.2%
Capital Goods & Construction  . . . . .                           3.9           4.6             8.4
Consumer Cyclical   . . . . . . . . . .                           6.1           7.3            12.1
Consumer Staples  . . . . . . . . . . .                           0.0           2.7            12.4
Energy  . . . . . . . . . . . . . . . .                           0.5           0.6             9.7
Financial   . . . . . . . . . . . . . .                          11.3           9.9            15.0
Health Care   . . . . . . . . . . . . .                          12.8          11.4            10.4
Technology  . . . . . . . . . . . . . .                          39.7          43.3            12.1
Transport & Services  . . . . . . . . .                          16.3          15.1             1.5
Utilities   . . . . . . . . . . . . . .                           0.0           0.0             9.9
Miscellaneous   . . . . . . . . . . . .                           5.2           1.0             2.3
-----------------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio. Expense Ratio. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio of a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 11/1/84-12/31/96
------------------------------------------
             PRIMECAP FUND        S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
------------------------------------------
1984      4.9%    0.0%     4.9%     0.6%
1985     35.6     0.2     35.8     31.8
1986     21.8     1.7     23.5     18.7
1987     -3.2     0.9     -2.3      5.3
1988     13.7     1.0     14.7     16.6
1989     20.2     1.4     21.6     31.7
1990     -3.8     1.0     -2.8     -3.1
1991     31.8%    1.3%    33.1%    30.5%
1992      8.2     0.8      9.0      7.6
1993     17.6     0.4     18.0     10.1
1994     10.7     0.7     11.4      1.3
1995     34.4     1.1     35.5     37.6
1996     17.5     0.8     18.3     23.0

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 12/31/86-12/31/96
------------------------------------------

Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard/PRIMECAP
   Fund Vanguard/PRIMECAP Fund  Lipper Growth   Standard & Poor's 500 Index
1986  12       10000           10000                            10000
1987  03       12086           12020                            12136
1987  06       12387           12233                            12745
1987  09       12777           12942                            13587
1987  12        9771           10115                            10526
1988  03       11009           10864                            11126
1988  06       11650           11467                            11867
1988  09       11243           11376                            11907
1988  12       11203           11527                            12275
1989  03       11900           12336                            13145
1989  06       12616           13296                            14305
1989  09       13769           14668                            15837
1989  12       13624           14460                            16164
1990  03       13733           14127                            15678
1990  06       14785           15118                            16664
1990  09       11597           12711                            14374
1990  12       13244           13667                            15662
1991  03       16313           16047                            17937
1991  06       15815           15883                            17896
1991  09       16412           17124                            18853
1991  12       17633           18600                            20434
1992  03       17484           18361                            19918
1992  06       16979           17792                            20296
1992  09       17153           18399                            20936
1992  12       19219           20049                            21991
1993  03       20206           20540                            22951
1993  06       20730           20651                            23063
1993  09       21827           21704                            23659
1993  12       22683           22172                            24207
1994  03       22605           21318                            23289
1994  06       22790           20851                            23387
1994  09       24731           22012                            24530
1994  12       25272           21695                            24527
1995  03       27791           23197                            26915
1995  06       31662           25491                            29484
1995  09       34365           27707                            31827
1995  12       34239           28377                            33743
1996  03       35402           29764                            35554
1996  06       37186           31150                            37150
1996  09       37803           32109                            38298
1996  12       40508           33837                            41491

----------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                    PERIODS ENDED DECEMBER 31, 1996
                    -------------------------------  FINAL VALUE OF A
                      1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
----------------------------------------------------------------------
PRIMECAP FUND          18.31%    18.10%    15.02%       $40,508
AVERAGE GROWTH FUND    19.24     12.71     12.96         33,837
S&P 500 INDEX          22.96     15.22     15.29         41,491
----------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                             INCEPTION                         -----------------------
                               DATE       1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
PRIMECAP Fund                 11/1/84     18.31%    18.10%      14.07%  0.95%   15.02%
--------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital(money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                          SHARES              (000)
---------------------------------------------------------------------------------
COMMON STOCKS (93.3%)
---------------------------------------------------------------------------------
BASIC MATERIALS (3.7%)
       Engelhard Corp.                          $   2,040,000         $   39,015
 (1)   MacDermid, Inc.                                567,000             15,592
       Monsanto Co.                                   550,000             21,381
       Quaker Chemical Corp.                          140,000              2,292
       Stepan Co.                                     300,000              6,112
       Temple-Inland Inc.                           1,300,000             70,362
                                                                     ------------
                                                                         154,754
                                                                     ------------
CAPITAL GOODS & CONSTRUCTION (3.8%)
       BW/IP, Inc.                                    200,000              3,300
       Belden Inc.                                    349,000             12,913
       Caterpillar, Inc.                              755,000             56,814
       Donaldson Co., Inc.                            540,000             18,090
 (1)   Granite Construction Co.                     1,400,000             26,600
       Kennametal, Inc.                             1,140,000             44,318
                                                                     ------------
                                                                         162,035
                                                                     ------------
CONSUMER CYCLICAL (5.7%)
       Arvin Industries, Inc.                         675,000             16,706
 -     BET Holdings Inc. Class A                      380,000             10,925
 -     Coherent, Inc.                                 500,000             21,250
 -     Electronic Arts Inc.                           900,000             26,888
 -     Filene's Basement Corp.                        995,000              4,042
       Fleetwood Enterprises, Inc.                    425,000             11,688
 -     GC Cos.                                        200,000              6,925
       Harcourt General, Inc.                         590,000             27,214
       Knight-Ridder, Inc.                            162,400              6,212
       McClatchy Newspapers, Inc.                     390,000             13,650
       Polaroid Corp.                                 200,000              8,700
 -     Price/Costco Inc.                            3,500,000             87,938
                                                                     ------------
                                                                         242,138
                                                                     ------------
CONSUMER STAPLES (2.3%)
       Pioneer Hi Bred International                  600,000             42,000
       The Seagram Co. Ltd.                         1,475,000             57,156
                                                                     ------------
                                                                          99,156
                                                                     ------------
ENERGY (0.2%)
       Schlumberger Ltd.                               75,000              7,491
                                                                     ------------
FINANCIAL (8.9%)
       American International
           Group, Inc.                                944,616            102,255
 (1)   Avemco Corp.                                   650,000             10,156
       City National Corp.                            621,485             13,440
       General Re Corp.                               570,000             89,918
       Marsh & McLennan Cos., Inc.                    120,000             12,480
       NationsBank Corp.                              100,000              9,775
       State Street Boston Corp.                      720,000             46,440
       Torchmark Corp.                                485,000             24,493
       Transatlantic Holdings                         375,000             30,188
       Zurich Reinsurance Centre
           Holdings, Inc.                           1,089,000             34,031
                                                                     ------------
                                                                         373,176
                                                                     ------------
HEALTH CARE (10.5%)
       American Home Products Corp.                   180,000             10,553
       Block Drug Co. Class A                         164,800              7,581
 -     Boston Scientific Corp.                        205,000             12,300
       Guidant Corp.                                2,605,316            148,503
       Johnson & Johnson                            1,100,000             54,725
       Eli Lilly & Co.                                980,000             71,540
 -     Lynx Therapeutics, Inc.                         72,900                292
       Medtronic, Inc.                                988,444             67,214
 -     Mycogen Corp.                                  800,000             16,800

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRIMECAP FUND                                          SHARES              (000)
---------------------------------------------------------------------------------
       Pharmacia & Upjohn, Inc.                 $   1,260,000        $    49,928
 -(1)  Tripos Inc.                                    155,000              1,821
                                                                     ------------
                                                                         441,257
                                                                     ------------
TECHNOLOGY (38.3%)
       COMPUTER & COMPUTER RELATED (10.0%)
       Adobe Systems, Inc.                          2,200,000             82,225
 -     Bay Networks, Inc.                           3,270,000             68,261
 -     Digital Equipment Corp.                      1,148,000             41,758
       Hewlett-Packard Co.                          1,320,000             66,330
       Reuters Holdings PLC ADR                       740,000             56,610
 -     Stratus Computer, Inc.                         377,000             10,273
 -(1)  Tandem Computers, Inc.                       6,991,000             96,126

ELECTRONIC COMPONENTS & INSTRUMENTS (22.6%)
       AMP, Inc.                                      832,500             31,947
 -     Dionex Corp.                                   510,000             17,850
 -(1)  Evans & Sutherland
       Computer Corp.                                 840,000             20,370
       Intel Corp.                                  1,914,000            250,495
 -     LSI Logic Corp.                              1,188,700             31,798
       Measurex Corp.                                 540,000             12,960
       Molex, Inc.                                    125,000              4,875
       Molex, Inc. Class A                            125,000              4,437
       Motorola, Inc.                               1,700,000            104,337
 -(1)  Octel Communications Corp.                   2,650,000             45,712
       Perkin-Elmer Corp.                             940,000             55,342
       Sony Corp. ADR                                 965,000             63,328
 -     Symbol Technologies, Inc.                    1,111,000             49,162
       Tektronix, Inc.                              1,400,000             71,750
       Texas Instruments, Inc.                      2,910,000            185,513

TELECOMMUNICATIONS (5.7%)
       L.M. Ericsson Telephone Co.
         ADR Class B                                4,600,000            138,575
       L.M. Ericsson Telephone Co.
         Cvt. Pfd. 4.25%                              620,000              2,577
 -(1)  Plantronics, Inc.                              804,000             36,180
 -     Tellabs, Inc.                                1,600,000             60,200
                                                                     ------------
                                                                       1,608,991
                                                                     ------------
TRANSPORT & SERVICES (14.1%)
 -     AMR Corp.                                    1,855,000            163,472
       APL Ltd.                                       726,350             17,160
 (1)   Airborne Freight Corp.                       1,580,000             36,933
 -     Alaska Air Group, Inc.                         700,000             14,700
       Delta Air Lines, Inc.                        2,005,000            142,104
 -     Federal Express Corp.                        4,200,000            186,900
       Southwest Airlines Co.                       1,350,000             29,869
                                                                     ------------
                                                                         591,138
                                                                     ------------
MISCELLANEOUS (5.8%)
       Manpower Inc.                                1,170,000             38,025
       Other (4.9%)                                                      206,344
                                                                     ------------
                                                                         244,369
                                                                     ------------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $2,475,835)                                                      3,924,505
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.0%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       6.39%, 1/2/97
       (COST $250,400)                               $250,400        $   250,400
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
(COST $2,726,235)                                                      4,174,905
---------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (0.7%)
---------------------------------------------------------------------------------
 Other Assets--Notes C and F                                              80,100
 Liabilities--Note F                                                     (51,019)
                                                                     ------------
                                                                          29,081
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
 Applicable to 139,780,777 outstanding
       $.001 par value shares
       (authorized 400,000,000 shares)                                $4,203,986
=================================================================================
NET ASSET VALUE PER SHARE                                                 $30.08
=================================================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income Producing Security.
 ADR--American Depository Receipt.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

---------------------------------------------------------------------------------
AT DECEMBER  31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
---------------------------------------------------------------------------------
Paid in Capital                                    $2,733,802             $19.56
Overdistributed Net
       Investment Income                               (2,032)              (.01)
Accumulated Net
       Realized Gains                                  23,546                .17
Unrealized Appreciation--
       Note E                                       1,448,670              10.36
---------------------------------------------------------------------------------
NET ASSETS                                         $4,203,986             $30.08
=================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------
                                                                        PRIMECAP FUND
                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                               $   29,802
   Interest                                                                    17,958
                                                                        --------------
      Total Income                                                             47,760
                                                                        --------------
EXPENSES
   Investment Advisory Fees--Note B                                            10,439
   The Vanguard Group--Note C
       Management and Administrative                                           10,384
       Marketing and Distribution                                                 829
   Taxes (other than income taxes)                                                273
   Custodian Fees                                                                  16
   Auditing Fees                                                                   12
   Shareholders' Reports                                                          145
   Annual Meeting and Proxy Costs                                                  56
   Directors' Fees and Expenses                                                    12
                                                                        --------------
      Total Expenses                                                           22,166
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          25,594
--------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                               106,160
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     505,864
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 637,618
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                           PRIMECAP FUND
                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------
                                                                           1996                 1995
                                                                          (000)                (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $     25,594         $     25,713
   Realized Net Gain                                                    106,160               78,807
   Change in Unrealized Appreciation (Depreciation)                     505,864              625,885
                                                                  -----------------------------------
      Net Increase in Net Assets Resulting from Operations              637,618              730,405
                                                                  -----------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (27,258)             (26,218)
   Realized Capital Gain                                                (98,658)             (68,839)
                                                                  -----------------------------------
      Total Distributions                                              (125,916)             (95,057)
                                                                  -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                               994,160            1,373,945
   Issued in Lieu of Cash Distributions                                 124,436               93,789
   Redeemed                                                            (663,154)            (419,953)
                                                                  -----------------------------------
      Net Increase from Capital Share Transactions                      455,442            1,047,781
-----------------------------------------------------------------------------------------------------
   Total Increase                                                       967,144            1,683,129
-----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                  3,236,842            1,553,713
                                                                  -----------------------------------
   End of Year                                                       $4,203,986           $3,236,842
=====================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                                               35,931               58,906
    Issued in Lieu of Cash Distributions                                  4,217                3,685
    Redeemed                                                            (23,764)             (16,973)
      Net Increase in Shares Outstanding                                 16,384               45,618
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------
                                                                                PRIMECAP FUND
                                                                           YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 1996       1995       1994       1993      1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $26.23     $19.98     $18.42     $16.19    $15.36
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      .19        .22        .12        .07       .12
   Net Realized and Unrealized Gain (Loss) on Investments    4.59       6.84       1.97       2.82      1.24
                                                          ---------------------------------------------------
      Total from Investment Operations                       4.78       7.06       2.09       2.89      1.36
                                                          ---------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (.20)      (.22)      (.12)      (.07)     (.12)
   Distributions from Realized Capital Gains                 (.73)      (.59)      (.41)      (.59)     (.41)
                                                          ---------------------------------------------------
      Total Distributions                                    (.93)      (.81)      (.53)      (.66)     (.53)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $30.08     $26.23     $19.98     $18.42    $16.19
=============================================================================================================

TOTAL RETURN                                               18.31%     35.48%     11.41%     18.03%     8.99%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                      $4,204     $3,237     $1,554       $791      $646
   Ratio of Total Expenses to Average Net Assets            0.59%      0.58%      0.64%      0.67%     0.68%
   Ratio of Net Investment Income to Average Net Assets     0.69%      0.99%      0.79%      0.44%     0.84%
   Portfolio Turnover Rate                                    10%         7%         8%        16%        7%
   Average Commission Rate Paid                            $.0637        N/A        N/A        N/A       N/A
=============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard/PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires April 30, 1997, the Fund pays PRIMECAP Management Company an investment advisory fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1996, the advisory fee represented an effective annual rate of 0.28% of the Fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $376,000 to Vanguard (included in Other Assets), representing 1.9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 1996, the Fund purchased $740,811,000 of investment securities and sold $331,461,000 of investment securities, not counting U.S. government securities and temporary cash investments.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,448,670,000,
consisting of unrealized gains of     $1,488,697,000 on securities that had
risen in value since their purchase and $40,027,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at December 31, 1996, was $18,828,000, for which the Fund held cash collateral of $19,528,000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/PRIMECAP Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD/PRIMECAP FUND

  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $95,316,000 as capital gain dividends (from net long-term capital gains), of which $75,729,000 was distributed to shareholders in December 1996 and $19,587,000 will be distributed in March 1997.

       For corporate shareholders, 71.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

[PHOTO]


THE VANGUARD FAMILY OF FUNDS
EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Indes Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q590-12/96






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